                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                         SERIES 225
COLORADO INSURED MUNICIPALS INCOME TRUST                           SERIES 94
FLORIDA INSURED MUNICIPALS INCOME TRUST                            SERIES 156
FLORIDA INSURED MUNICIPALS INCOME TRUST                            SERIES 157
MICHIGAN INSURED MUNICIPALS INCOME TRUST                           SERIES 186
MISSOURI INSURED MUNICIPALS INCOME TRUST                           SERIES 123
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                         SERIES 149
NEW YORK INSURED MUNICIPALS INCOME TRUST                           SERIES 175
OHIO INSURED MUNICIPALS INCOME TRUST                               SERIES 131
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                       SERIES 292
INVESTMENT GRADE MUNICIPAL TRUST                                   SERIES 46
INVESTMENT GRADE MUNICIPAL TRUST                                   SERIES 47
INSURED MUNICIPALS INCOME TRUST DISCOUNT                           SERIES 15
INSURED MUNICIPALS INCOME TRUST                                    SERIES 490
INSURED MUNICIPALS INCOME TRUST LIMITED                            SERIES 95
INSURED MUNICIPALS INCOME TRUST LIMITED                            SERIES 96
INSURED MUNICIPAL LADDERED TRUST                                   SERIES 10
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE            SERIES 7
LONG TERM INVESTMENT GRADE TRUST                                   SERIES 23
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                       SERIES 93
ROLLING TREASURY PORTFOLIO                                         SERIES 1
GNMA INCOME PORTFOLIO                                              SERIES 3
INVESTMENT GRADE TRUST                                             SERIES 19
VK INSURED INCOME TRUST                                            SERIES 122
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                            SERIES 15
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                                 SERIES 1
DIVIDEND INCOME AND VALUE PORTFOLIO                                SERIES 43
DOW 30 INDEX TRUST                                                 SERIES 18
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                             JULY 2004 SERIES
PREFERRED SECURITIES PORTFOLIO                                     SERIES 4
STRATEGIC SMALL CAP PORTFOLIO                                      SERIES 43
S AND P SELECT CORE 20 PORTFOLIO                                   SERIES 43
SELECT 10 INDUSTRIAL PORTFOLIO                                     SERIES 44
NATCITY SELECT EQUITY CORE PORTFOLIO                               SERIES 1
SELECT S AND P INDUSTRIAL PORTFOLIO                                SERIES 43
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                          SERIES 43
THE DOW CONTRARIAN STRATEGY PORTFOLIO                              SERIES 44
VK UTILITY TRUST                                                   SERIES 16
COHEN AND STEERS REIT INCOME PORTFOLIO                             SERIES 12
SELECT GROWTH TRUST                                                JULY 2004 SERIES

